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                                                                    EXHIBIT 23.5


                          CONSENT OF WRIGHT AND COMPANY

         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Range Resources Corporation (the "Company") for the fiscal year-ended December 31, 2002, to which this consent is an exhibit.

                                                        WRIGHT AND COMPANY


Brentwood, Tennessee
March 5, 2003